PUTNAM OVERSEAS GROWTH FUND

One Post Office Square, Boston, MA  02109
Class Y shares
INVESTMENT STRATEGY: GROWTH
PROSPECTUS- November 1, 1995, as revised December 1, 1995

This prospectus explains concisely what you should know before investing in class Y shares of Putnam Overseas Growth Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the November 1, 1995 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  PUTNAMINVESTMENTS

                                       Putnam Defined
                                       Contribution Plans

ABOUT THE FUND

Expenses summary . . . . . . . . . . . . . . . . . . 2
Objective. . . . . . . . . . . . . . . . . . . . . . 3
How the fund pursues its objective . . . . . . . . . 3
    Risk factors . . . . . . . . . . . . . . . . . . 4
How performance is shown . . . . . . . . . . . . . . 9
How the fund is managed. . . . . . . . . . . . . . . 9
Organization and history . . . . . . . . . . . . . .10

ABOUT YOUR INVESTMENT

How to buy shares. . . . . . . . . . . . . . . . . .11
How to sell shares . . . . . . . . . . . . . . . . .12
How to exchange shares . . . . . . . . . . . . . . .13
How the fund values its shares . . . . . . . . . . .13
How the fund makes distributions to shareholders;
    tax information. . . . . . . . . . . . . . . . .13

ABOUT PUTNAM INVESTMENTS, INC. . . . . . . . . . . .14
About the Fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing in the fund. The following table summarizes estimated expenses attributable to class Y shares. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class Y shares of the fund over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees                        0.80%
Other expenses                         0.61%
Total fund operating expenses          1.41%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. Management fees and "Other expenses" are based on the operating expenses for the fund's class B shares.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each
period:
         1            3           5           10
       year         years       years        years
        $14          $45         $77         $169


The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any changes or expenses related to your employer's plan.

OBJECTIVE

Putnam Overseas Growth Fund seeks capital appreciation. The fund is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies located outside North America. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund seeks its objective by investing primarily in equity securities of companies located outside North America. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Investment Management, Inc., the fund's investment adviser ("Putnam Management"), believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its assets in at least three different countries outside North America. The fund may hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located outside North America" if it is organized under the laws of a country outside North America and has a principal office outside North America, or if it derives 50% or more of its total revenues from business outside North America.

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks than investing in developed markets. See "Risk factors" below.

The fund will not limit its investments to any particular type of company. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

At times Putnam Management may judge that conditions in the international securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive" strategies, the fund may invest without limit in securities of any kind, including securities traded primarily in U.S. markets, and in cash and money market instruments. It is impossible to predict when, or for how long, the fund will use these alternative strategies.

RISK FACTORS

Putnam Management believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

The fund may seek investment opportunities among securities of large, widely traded companies as well as securities of smaller, less well-known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Foreign investments can involve risks that may not be present in domestic investments. Since foreign securities are normally denominated and traded in foreign currencies, the values of the fund's assets may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U. S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable with those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U. S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased for investments in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

See also "Portfolio turnover,"Risk factors in options and futures transactions" and "Other investment practices" below.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for fiscal 1995 and 1994 were 25.83% and 96.13%, respectively.

Options and futures portfolio strategies

The fund may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. The fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The fund receives a premium from writing a call or put option, which increases the fund's return if the option expires unexercised or is closed out at a net profit. The fund may also buy and sell put and call options on such securities for hedging purposes. When the fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

The fund may buy and sell index futures contracts for hedging purposes. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. The fund may also purchase and sell call and put options on index futures or on indices in addition or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Foreign currency exchange transactions. The fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Putnam Management expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

The fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, the fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the fund intends to buy are denominated). For position hedging purposes, the fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund.

The currencies of certain countries are not widely traded, and the foreign currency exchange transactions described above may not be available with respect to those currencies.

Risk factors in options and futures transactions

Options and futures transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risks that the fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purposes because of imperfect market correlations, or that Putnam Management may not forecast market movements correctly.

The effective use of options and futures strategies depends on the fund's ability to terminate options and futures positions at times when Putnam Management deems it desirable to do so. Although the fund will enter into an option or futures contract position only if Putnam Management believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

The fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the fund may purchase and sell options in the over-the-counter markets. The fund's ability to terminate options in over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the fund.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities, securities index or foreign currency, or in the prices of the securities or currency that are the subject of a hedge. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast market movements correctly.

Because the markets for certain options and futures contracts in which the fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the fund's ability to engage in transactions using such investments may be limited.

The fund's ability to engage in hedging transactions may be limited by certain regulatory requirements and tax considerations. The fund's hedging transactions may affect the character or amount of the fund's distributions.

A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which the fund will invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help the fund limit investment risks for its shareholders. These restrictions prohibit the fund from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than U.S. government securities); provided that, with respect to investments in securities issued by foreign governments, this limitation shall apply only to 75% of the fund's total assets;*

(b) 5% of its net assets in companies that, together with any predecessors, have been in operation less than three years (other than U.S. government securities);*

(c) 25% of its total assets in any one industry (except securities of the U.S. government or its agencies or instrumentalities);* or

(d) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Investment performance may from time to time be included in advertisements about class Y shares. "Total return" for the one-, five- and ten-year periods (or for the life of the class Y shares, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund. Total return may also be presented for other periods.

All data are based on past investment results and does not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the fund's portfolio, the fund's operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees of the fund are responsible for generally overseeing the conduct of the fund's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -----------------

Justin Scott         1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Overseas Growth Fund is a Massachusetts business trust organized on October 5, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the fund may be divided without shareholder approval into two or more series of shares representing separate investment portfolios.

Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. The fund's shares are currently divided into four classes. Only the fund's class Y shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology.; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Principal and Managing Director, First Reserve Corporation; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President, Cabot Partners Limited Partnership; Donald S. Perkins,* Directors of various corporations, including AT&T, Kmart Corporation and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. Smith,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The fund's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your employer's defined contribution plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Class Y shares are available to defined contribution plans whose investment in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at least $250 million. Defined contribution plans that elect to buy class Y shares upon attaining eligibility will receive class Y shares in place of any class A shares then owned. Class Y shares are also available to defined contribution plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $250 million (using the higher of purchase price or current market value) within one year of the initial purchase of class Y shares, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained. To eliminate the need for safekeeping, the fund will not issue certificates for your shares. Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives your request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock
Exchange in order to receive that day's net asset value.   If you
sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small.
Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.